Trade Receivables (Schedule of Trade Receivables) (Detail) - JPY (¥) ¥ in Millions	Dec. 31, 2016	Dec. 31, 2015
Accounts, Notes, Loans and Financing Receivable [Line Items]
Notes	¥ 28,811	¥ 17,614
Accounts	623,722	582,464
Trade Accounts And Notes Receivable Gross Current, Total	652,533	600,078
Less allowance for doubtful receivables	(11,075)	(12,077)
Trade receivables, net (Note 3)	¥ 641,458	¥ 588,001